Subsequent Events	6 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

(14) SUBSEQUENT EVENTS

Allstream Acquisition

On January 15, 2016, the Company acquired 100% of the equity interest in Allstream, Inc. and Allstream Fiber U.S. Inc. (together “Allstream”) for cash consideration of CAD $427.0 million (or $298.0 million), subject to certain post-closing adjustments. The consideration paid is net of CAD $38.0 million (or $26.0 million) of working capital and other liabilities assumed by the Company in the acquisition. The acquisition was funded with Term Loan Proceeds (as defined below).

The acquisition adds more than 18,000 route miles to the Company’s fiber network, including 12,500 miles of long-haul fiber connecting all major Canadian markets and 5,500 route miles of metro fiber network connecting approximately 3,300 on-net buildings concentrated in Canada’s top five metropolitan markets.

Term Loan Borrowings

On January 15, 2016, the Company entered into an Incremental Amendment (the “Amendment”) to its Credit Agreement. Under the terms of the Amendment, the Company’s term loan facility was increased by $400 million. The additional amounts borrowed bear interest at LIBOR plus 3.5 percent with a minimum LIBOR rate of 1.0 percent. The $400 million add-on was priced at 99.0 percent. No other terms of the Credit Agreement were amended.